UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): December 31, 2010
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-33009 (Commission File Number)	56-2248952 (IRS Employer Identification No.)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On November 8, 2010, MedCath Corporation (“the Company”) announced that its subsidiary, Heart Hospital of San Antonio, LP, had entered into a definitive agreement to sell substantially all the assets of TexSan Heart Hospital (“TSHH”) to Methodist Healthcare System of San Antonio, LTD., L.L.P. (“Methodist”) pending regulatory approval and other customary closing conditions. On January 3, 2011 the Company and its physician partners at TSHH announced the completion of the sale to Methodist, effective December 31, 2010. The aggregate purchase price totaled $78.5 million plus retention of working capital. The Company anticipates it will receive approximately $58.0 million in cash from the transaction after payment of retained liabilities, closing costs, taxes, liquidation of retained working capital and acquisition of the partnership’s minority investors’ ownership in accordance with the terms of an agreement entered into between the Company and the minority partners of TexSan. That agreement granted MedCath the right and authority to unilaterally enter into and complete the transaction in exchange for MedCath’s agreement to purchase the partnership interests of its minority partners for a purchase price equal to the net amount of the minority partners’ unreturned capital contributions adjusted upward to the extent such partners’ proportionate share of net proceeds from the sale exceed their unreturned capital. Beginning with its first quarter of fiscal 2011, which ended December 31, 2010, MedCath will account for TSHH as a discontinued operation for current and prior reporting periods.

Item 9.01	Financial Statements and Exhibits

Exhibit 2.1
Asset Purchase Agreement by and between Methodist Healthcare System of San Antonio, LTD., L.L.P. and Heart Hospital of San Antonio, LP (incorporated by reference to the Company’s Current Report on Form 8-K filed on November 9, 2010)

Exhibit 10.1
Put/Call Agreement dated as of August 20, 2010 by and among San Antonio Hospital Management, Inc., San Antonio Holdings, Inc., MedCath Incorporated, S.A.H.H. Hospital Management, LLC, and S.A.H.H. Investment Group, Ltd. and S.A.H.H. Management Company, LLC. (incorporated by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed December 14, 2010)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: January 6, 2011	By:	/s/ James A. Parker
James A. Parker
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 2.1
Asset Purchase Agreement by and between Methodist Healthcare System of San Antonio, LTD., L.L.P. and Heart Hospital of San Antonio, LP (incorporated by reference to the Company’s Current Report on Form 8-K filed on November 9, 2010)

Exhibit 10.1
Put/Call Agreement dated as of August 20, 2010 by and among San Antonio Hospital Management, Inc., San Antonio Holdings, Inc., MedCath Incorporated, S.A.H.H. Hospital Management, LLC, and S.A.H.H. Investment Group, Ltd. and S.A.H.H. Management Company, LLC. (incorporated by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed December 14, 2010)